SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 1, 2002



                Trust Certificates (TRUCs), Series 2001-4 Trust
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           New York                     333-58504-04           13-7307257
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(State or other jurisdiction            (Commission         (I.R.S. employer
     of incorporation)                  file number)       identification no.)


    c/o U.S. Bank Trust National Association.
    100 Wall Street, Suite 1600
    New York, New York                                           10005
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(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code (212)-361-2459


                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)





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tem 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Trustee's Report in respect of the December 1, 2002 Distribution Date




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





                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Trust Certificates (TRUCs), Series 2001-4 Trust

                         By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-4 Trust


                        By:   /s/ Adam K. Berman
                              --------------------
                        Name:   Adam K. Berman
                        Title:  Trust Officer


Dated: December 1, 2002





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





                                 EXHIBIT INDEX


Exhibit                                                                Page


1.    Trustee's Report in respect of the December 1, 2002
      Distribution Date                                                 5






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